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                                                                    EXHIBIT 10.3





                              DELTEK SYSTEMS, INC.

                             1996 STOCK OPTION PLAN


         1.      ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

                 1.1 ESTABLISHMENT. The Deltek Systems, Inc. 1996 Stock Option Plan (the "PLAN") is hereby established effective as of December 15, 1996 (the "EFFECTIVE DATE").

                 1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

                 1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is
duly approved by the stockholders of the Company.   Notwithstanding the
foregoing, if the maximum number of shares of Stock issuable pursuant to the Plan as provided in Section 4.1 has been increased at any time, all Incentive Stock Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Stock issuable under the Plan was approved by the stockholders of the Company or (b) the date such amendment was adopted by the Board.

         2.      DEFINITIONS AND CONSTRUCTION.

                 2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                          (a)     "BOARD" means the Board of Directors of the
Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                          (b)     "CODE" means the Internal Revenue Code of
1986, as amended, and any applicable regulations promulgated thereunder.

                          (c)     "COMMITTEE" means the Compensation Committee
or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the





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Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                          (d)     "COMPANY" means Deltek Systems, Inc., a
Virginia corporation, or any successor corporation thereto.

                          (e)     "CONSULTANT" means any person, including an
advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                          (f)     "DIRECTOR" means a member of the Board or of
the board of directors of any other Participating Company.

                          (g)     "DISABILITY" means the disability of an
Optionee within the meaning of the Company's long-term disability plan.

                          (h)     "EMPLOYEE" means any person treated as an
employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                          (i)     "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

                          (j)     "FAIR MARKET VALUE" means, as of any date, if
there is then a public market for the Stock, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                          (k)     "INCENTIVE STOCK OPTION" means an Option
intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                          (l)     "INSIDER" means an officer or a Director of
the Company or any other person whose transactions in Stock are subject to
Section 16 of the Exchange Act.

                          (m)     "NONSTATUTORY STOCK OPTION" means an Option
not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.





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                          (n)     "OPTION" means a right to purchase Stock
(subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                          (o)     "OPTION AGREEMENT" means a written agreement
between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                          (p)     "OPTIONEE" means a person who has been
granted one or more Options.

                          (q)     "PARENT CORPORATION" means any present or
future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                          (r)     "PARTICIPATING COMPANY" means the Company or
any Parent Corporation or Subsidiary Corporation.

                          (s)     "PARTICIPATING COMPANY GROUP" means, at any
point in time, all corporations collectively which are then Participating Companies.

                          (t)     "RULE 16b-3" means Rule 16b-3 under the
Exchange Act, as amended from time to time, or any successor rule or regulation.

                          (u)     "SECTION 162(m)" means Section 162(m) of the
Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66).

                          (v)     "SECURITIES ACT" means the Securities Act of
1933, as amended.

                          (w)     "SERVICE" means an Optionee's employment or
service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. An Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether an Optionee's Service has terminated and the effective date of such termination.

                          (x)     "STOCK" means the common stock of the
Company, as adjusted from time to time in accordance with Section 4.2.

                          (y)     "SUBSIDIARY CORPORATION" means any present or
future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.





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                          (z)     "TEN PERCENT OWNER OPTIONEE" means an
Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

                 2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3.      ADMINISTRATION.

                 3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                 3.2 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

                 3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                          (a)     to determine the persons to whom, and the
time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                          (b)     to designate Options as Incentive Stock
Options or Nonstatutory Stock Options;

                          (c)     to determine the Fair Market Value of shares
of Stock or other property;

                          (d)     to determine the terms, conditions and
restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the





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exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of employment or service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                          (e)     to approve one or more forms of Option
Agreement;

                          (f)     to amend, modify, extend, or renew, or grant
a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                          (g)     to accelerate, continue, extend or defer the
exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of employment or service with the Participating Company Group;

                          (h)     to delegate to any proper officer of the
Company the authority to grant one or more Options, without further approval of the Board, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) such Options shall not be granted to any one person within any fiscal year of the Company for more than Five Thousand (5,000) shares in the aggregate, (ii) the exercise price per share of each such Option shall be equal to 100% of the Fair Market Value of a share of Stock on the effective date of grant, and (iii) each such Option shall be subject to the terms and conditions of the appropriate standard form of Option Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board;

                          (i)     to prescribe, amend or rescind rules,
guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                          (j)     to correct any defect, supply any omission or
reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

                 3.4 COMMITTEE COMPLYING WITH SECTION 162(m). If a Participating Company is a "publicly held corporation" within the meaning of
Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).





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         4.      SHARES SUBJECT TO PLAN.

                 4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Three Hundred Thousand (300,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled, or if shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

                 4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the Section 162(m) Grant Limit set forth in Section 5.4, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5.      ELIGIBILITY AND OPTION LIMITATIONS.

                 5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees" shall include prospective Employees to whom Options are granted in connection with written offers of employment with the Participating Company Group, and "Consultants" shall include prospective Consultants to whom Options are granted in connection with written offers of engagement with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

                 5.2 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

                 5.3 FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company





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Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having an aggregate Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising and separate certificates representing each such portion shall be issued upon the exercise of the Option. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

                 5.4 SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than Ten Thousand (10,000) shares; provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of an Option for the purchase of up to Twenty Thousand (20,000) shares (the "SECTION 162(m) GRANT LIMIT"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

         6. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                 6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

                 6.2 EXERCISE PERIOD. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the





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expiration of ten (10) years after the effective date of grant of such Option,
(b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences service with a Participating Company.

                 6.3      PAYMENT OF EXERCISE PRICE.

                          (a)     FORMS OF CONSIDERATION AUTHORIZED.  Except as
otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                          (b)     TENDER OF STOCK.  Notwithstanding the
foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                          (c)     CASHLESS EXERCISE.  The Company reserves, at
any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                          (d)     PAYMENT BY PROMISSORY NOTE.  No promissory
note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting





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the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                 6.4 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

                 6.5 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of any Option.

                 6.6 CERTIFICATE REGISTRATION. Except in the event the exercise price of an Option is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, if requested by the Optionee, in the name of the Optionee and his or her spouse, or, if applicable, in the names of the heirs of the Optionee or such other person or persons who acquired the right to exercise the Option in accordance with the terms of the Plan and the Option Agreement.

                 6.7      EFFECT OF TERMINATION OF SERVICE.

                          (a)     OPTION EXERCISABILITY.  Subject to earlier
termination of the Option as otherwise provided herein and unless otherwise determined by the Board in its discretion, an Option shall be exercisable after an Optionee's termination of Service as follows:

                                  (i)              Retirement.  If the
Optionee's Service with the Participating Company Group terminates by reason of the Optionee's retirement after reaching age sixty (60) (or such younger age as the Company shall determine) ("RETIREMENT"), the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE"). (NOTE: If an Incentive Stock Option is exercised pursuant to this Section more than three (3) months after the date on which the Optionee's Service as an Employee terminated, the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)





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                                  (ii)             Disability.  If the
Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the Option Expiration Date. (NOTE: If an Incentive Stock Option is exercised more than three (3) months after the date on which the Optionee's Service as an Employee terminated as a result of a Disability other than a permanent and total disability as defined in Section 22(e)(3) of the Code, the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

                                  (iii)            Death.  If the Optionee's
Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                                  (iv)             Other Termination of
Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Retirement, Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                          (b)     EXTENSION IF OPTIONEE SUBJECT TO SECTION
16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

                          (c)     EXTENSION IF EXERCISE PREVENTED BY LAW.
Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 11 below, the Option shall remain exercisable until three
(3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                          (d)     LEAVE OF ABSENCE.  For purposes of Section
6.4(a), the Optionee's Service with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave of absence in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of such leave unless





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the Optionee's right to return to Service with the Participating Company Group remains guaranteed by statute or contract.

                 6.8 RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT. No person shall have any rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing in the Plan or in any Option Agreement shall confer upon any Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

         7.      STANDARD FORMS OF OPTION AGREEMENT.

                 7.1 INCENTIVE STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement, if any, adopted by the Board and as amended from time to time.

                 7.2 NONSTATUTORY STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

                 7.3 STANDARD TERM OF OPTIONS. Except as otherwise provided in Section 6.2 or by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

                 7.4 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee upon the exercise of an Option in the event such Optionee's employment or service with the Participating Company Group is terminated for any reason, with or without cause.

         8.      REORGANIZATION OR DISSOLUTION.

                 8.1 DEFINITION. A "REORGANIZATION" shall be deemed to occur in the event of (a) a merger or consolidation in which the Company is a party or (b) the sale, exchange or transfer





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of all or substantially all of the assets of the Company, wherein, in either such event, the stockholders of the Company immediately before such event do not retain immediately after such event direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Reorganization, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations.

                 8.2 EFFECT OF REORGANIZATION ON OPTIONS. In the event of a Reorganization, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), shall either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Reorganization nor exercised as of the date of the Reorganization shall terminate and cease to be outstanding effective as of the date of the Reorganization. For the purposes of this Section 8.2, an Option shall be deemed assumed if, following the Reorganization, the Option confers the right to purchase, for each share of Stock subject to the Option immediately prior to the Reorganization, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Reorganization was entitled.

                 8.3 DISSOLUTION. In the event of the proposed dissolution or liquidation of the Company, the Company shall notify each Optionee at least thirty (30) days in advance of such proposed action. Options, to the extent not exercised, shall terminate and cease to be outstanding immediately prior to the consummation of such dissolution or liquidation.

         9. PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

         10. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent permitted by the Board and set forth in the Option Agreement evidencing such Option.

         11. COMPLIANCE WITH SECURITIES LAW. The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no





                                       12
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Option may be exercised unless (a) a registration statement under the
Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         12. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         13. TERMINATION OR AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.





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
         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Deltek Systems, Inc. 1996 Stock Option Plan was duly adopted by the Board on November 27, 1996 and by the Shareholders of the Company on December 10, 1996.



                                   /s/  Alan R. Stewart
                                   -------------------------------
                                   Secretary





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
                                  PLAN HISTORY


November 27, 1996         Board adopts Plan, with an initial reserve of
                          300,000 shares.

December 10, 1996         Stockholders approve Plan, with an initial reserve
                          of 300,000 shares.





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